UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2023

Activision Blizzard, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15839	95-4803544
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
2701 Olympic Boulevard, Building B
Santa Monica,	CA		90404
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code): (310) 255-2000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.000001 per share	ATVI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On June 21, 2023, Activision Blizzard, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) to vote on six proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on May 1, 2023 (the “Proxy Statement”).

(b) A summary of each proposal on which the Company’s shareholders voted at the Annual Meeting, and the final, certified voting results with respect to that proposal reported by the Company’s independent inspector of election, a representative of American Election Services, LLC, are set forth below.

Proposal 1: The Company's shareholders elected each of the following nine nominees as a director to serve for a one-year term expiring at the Company’s 2024 Annual Meeting of Shareholders and until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal, and the voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Reveta Bowers	587,835,086	10,990,861	1,603,764	69,308,032
Kerry Carr	596,751,049	2,067,398	1,611,264	69,308,032
Robert Corti	551,690,578	47,108,398	1,630,735	69,308,032
Brian Kelly	568,243,089	30,306,259	1,880,363	69,308,032
Robert Kotick	584,651,042	14,138,989	1,639,680	69,308,032
Barry Meyer	584,791,260	14,010,513	1,627,938	69,308,032
Robert Morgado	529,371,137	69,426,743	1,631,831	69,308,032
Peter Nolan	589,123,612	9,679,475	1,626,624	69,308,032
Dawn Ostroff	588,393,187	10,430,372	1,606,152	69,308,032

Proposal 2: The Company's shareholders approved, by means of a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, and the voting results were as follows:

For	Against	Abstain	Broker Non-Vote
565,157,044	32,763,137	2,509,530	69,308,032

Proposal 3: The Company’s shareholders approved, by means of a non-binding, advisory vote, each year as the frequency of future advisory votes to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, and the voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
591,390,626	452,945	6,996,346	1,589,794	69,308,032

Proposal 4: The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and the voting results were as follows:

For	Against	Abstain
643,800,756	24,221,381	1,715,606

Proposal 5: The Company’s shareholders did not approve the shareholder proposal regarding ratification of termination pay, and the voting results were as follows:

For	Against	Abstain	Broker Non-Vote
232,288,042	365,422,089	2,719,580	69,308,032

Proposal 6: The Company’s shareholders did not approve the shareholder proposal regarding adoption of a freedom of association and collective bargaining policy, and the voting results were as follows:

For	Against	Abstain	Broker Non-Vote
203,326,560	371,012,189	26,090,962	69,308,032

Withdrawn Proposal: With respect to the shareholder proposal regarding preparation of a report about the Company’s efforts to prevent abuse, harassment, and discrimination, because the proponent withdrew the proposal as announced by the Company in its Supplement to the Proxy Statement filed with the SEC on June 12, 2023, the proposal was not presented or voted on at the Annual Meeting, and any votes cast in regard to the proposal were not tabulated or reported.

(d) On June 21, 2023, following the Annual Meeting, the Company’s Board of Directors adopted a resolution providing that the Company will hold an advisory vote of shareholders on executive compensation at each annual meeting of shareholders of the Company until the next required shareholder vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2023

ACTIVISION BLIZZARD, INC.

By:	/s/ Luci Altman
Name:	Luci Altman
Title:	Senior Vice President,
Corporate Governance and
Corporate Secretary